UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): July 17, 2014
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                          JACOBS FINANCIAL GROUP, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                                ----------------
                 (State or Other Jurisdiction of Incorporation)

        0-21210                                   84-0922335
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 (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
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               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
                               -----------------
              (Registrant's Telephone Number, Including Area Code)


            -------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

       SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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Effective July 17, 2014, Malin, Bergquist & Company, LLP ("Malin") resigned from the Registrant as its independent registered public accounting firm as a result of a merger. The Board of Directors of the Registrant accepted Malin's resignation.

Neither the report of Malin for the years ended May 31, 2011 and 2012, contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements in its Form 10-K for the years ended May 31, 2011 and 2012 contained a going concern qualification. We have had no disagreements with Malin, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Malin's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements.

We have provided Malin with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an exhibit to this Form 8-K a copy of the letter from Malin as required by Item 304(a)(3) of Regulation S-K.

There were no disagreements or other "reportable events" as that term is described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K, occurring within the Registrant's two most recent fiscal years and the subsequent interim periods through the date of dismissal.

                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
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        d)      Exhibits -

                16.1 - Letter from Malin, Bergquist & Company, LLP


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Jacobs Financial Group, Inc.
                                ----------------------------
                                        (Registrant)



                                /s/ John M. Jacobs
                                -----------------------------
Date: July 31, 2014             John M. Jacobs
                                President




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